EXHIBIT 99.1

     dressbarn
 www.dressbarn.com

                              NEWS RELEASE


CONTACT:
ARMAND CORREIA
SENIOR VICE PRESIDENT & CFO
(845) 369-4600
FOR IMMEDIATE RELEASE
NOVEMBER 19, 2003



           THE DRESS BARN, INC. REPORTS FIRST QUARTER EARNINGS RESULTS

SUFFERN, NY - NOVEMBER 19, 2003 - The Dress Barn, Inc. (NASDAQ - DBRN), one of the nation's leading women's specialty retailers offering quality career and casual fashion apparel at value prices, today announced sales and earnings results for the first quarter ended October 25, 2003.

As previously reported, net sales for the first quarter were $192.5 million, a 3% increase over last year's $185.9 million. Comparable store sales for the same period were flat to last year. Net earnings for the quarter were $6.8 million, or $0.23 per diluted share as compared to $8.8 million, or $0.23 per diluted share last year. This year's quarterly earnings per share were favorably impacted by $0.05 as a result of our 8 million share tender offer completed last year.

Elliot S. Jaffe, Chairman of the Board of The Dress Barn, Inc. commented: "Our overall first quarter sales and earnings were below expectations, unseasonably warm weather being the major factor. As cooler weather finally arrived in October, sales improved. Inventory levels remain current and in line with recent sales trends."

"We are cautiously optimistic about the holiday season, which includes an extra selling day this year, and are well positioned for improved sales and earnings."

As of October 25, 2003, the Company operated 795 stores (193 Dress Barn, 56 Dress Barn Woman and 546 Combination Stores) in 45 states.

As previously announced, The Company will host a conference call on Thursday, November 20, 2003 at 3:00 p.m. (Eastern) to review its fiscal first quarter financial results. The conference call can be accessed at The Dress Barn, Inc.'s web site at www.dressbarn.com and will be webcast by CCBN. The dial-in number is
(617) 786-2960 and the pass code is 74426260. A replay of the call will be available until December 1, 2003 by dialing (617) 801-6888, the pass code is 14337588.

Statements and comments made in this press release and during the scheduled conference call not historical in nature are "forward-looking statements", within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. Such factors may be described in our filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended July 26, 2003. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that the projected results expressed or implied therein will not be realized.

The conference call will be recorded on behalf of The Dress Barn, Inc. and consists of copyrighted material. It may not be re-recorded, re-produced, transmitted or re-broadcast, in whole or in part, without the Company's express written permission. Accessing the call or the rebroadcast represents consent to these terms and conditions. Participation in the call serves as consent to having any comments or statements made by the participants appear on any transcript, broadcast or rebroadcast of this call.

The Dress Barn, Inc. and Subsidiaries
Condensed Consolidated Statements of Earnings - Unaudited
Dollars in thousands except shares and per share amounts


                                              Thirteen Weeks Ended
                                         ----------------------------
                                      October 25,          October 26,
                                             2003                 2002
                                       ----------           ----------

     Net sales                           $192,544   100.0%     $185,926   100.0%
     Cost of sales, including
       occupancy and buying costs         123,639    64.2%      119,706    64.4%
                                       ----------            ----------
     Gross profit                          68,905    35.8%       66,220    35.6%
     Selling, general and
       administrative expenses             51,707    26.9%       47,618    25.6%
     Depreciation expense                   6,181     3.2%        6,468     3.5%
                                       ----------            ----------
         Operating income                  11,017     5.7%       12,134     6.5%

     Interest income                          532     0.3%        1,552     0.9%
     Interest expense                      (1,352)   -0.7%          -       0.0%
     Other income                             381     0.2%          -       0.0%
                                       ----------            ----------
          Earnings before income taxes     10,578     5.5%       13,686     7.4%

     Income taxes                           3,808     2.0%        4,927     2.7%
                                       ----------            ----------
         Net earnings                      $6,770     3.5%       $8,759     4.7%
                                       ==========            ==========

     Earnings per share:
             Basic                          $0.23                 $0.24
                                       ==========            ==========
             Diluted                        $0.23                 $0.23
                                       ==========            ==========

     Weighted average shares outstanding:
             Basic                         29,198                36,682
                                       ----------            ----------
             Diluted                       29,847                37,455
                                       ----------            ----------

The Dress Barn, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets - Unaudited
Dollars in thousands

                                                October 25,          October 26,
ASSETS                                                 2003                 2002
                                                 ----------           ----------
Current Assets:
    Cash and cash equivalents                       $46,752             $194,388
    Marketable securities and investments           133,996               82,667
    Merchandise inventories                         113,587              115,540
    Prepaid expenses and other                        6,501                2,300
                                                 ----------           ----------
        Total Current Assets                        300,836              394,895
                                                 ----------           ----------
Property and Equipment                              135,046               93,042
Deferred Income Taxes                                10,355                5,830
Other Assets                                          4,970                3,805
                                                 ----------           ----------
                                                   $451,207             $497,572
                                                 ==========           ==========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
     Accounts payable- trade                        $78,143              $81,868
     Accrued salaries, wages and related expenses    19,462               18,311
     Litigation accrual                              36,099                3,663
     Other accrued expenses                          33,575               30,005
     Customer credits                                 7,314                6,584
     Income taxes payable                             8,383               10,539
     Current portion of long-term debt                  992                  -
                                                 ----------           ----------
        Total Current Liabilities                   183,968              150,970
                                                 ----------           ----------
Long-Term Debt                                       32,768                  -
Shareholders' Equity                                234,471              346,602
                                                 ----------           ----------
                                                   $451,207             $497,572
                                                 ==========           ==========